UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  June 6, 2003
                Date of Report (Date of earliest event reported)

                              CONGOLEUM CORPORATION
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 1-13612


                   Delaware                                   02-0398678
         (State or other jurisdiction                       (IRS Employer
              of incorporation)                           Identification No.)


                             3500 Quakerbridge Road
                                  P.O. Box 3127
                       Mercerville, New Jersey 08619-0127
                     (Address of principal executive office)
       Registrant's telephone number, including area code: (609) 584-3000


                                 Not Applicable
          (Former name or former address, if changed since last report)


Item 5: Other Events

On June 9, 2003, Congoleum Corporation (the "Company") issued a press release announcing that it had executed certain amendments to the settlement agreement it entered into on April 10, 2003 with attorneys representing more then 75% of the known present claimants with asbestos claims pending against the Company and certain ancillary agreements relating to that settlement agreement. The Company executed those amendments on June 6, 2003. A copy of the Company's press release dated June 9, 2003 is attached as Exhibit 99.1 hereto and incorporated by reference herein.


Item 7: Financial Statements, Pro Forma Financial Information And Exhibits

(c) Exhibits.

      99.1  Press release dated June 9, 2003

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          CONGOLEUM CORPORATION


Date:  June 10, 2003                      By /s/ Howard N. Feist III
                                             ---------------------------
                                             Howard N. Feist III
                                             Chief Financial Officer

                                  Exhibit Index


Exhibit
Number      Description

 99.1       Press release dated June 9, 2003